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                                  Exhibit 10.6

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT ("Agreement") is executed on May 8, 2001, to be effective as of the 1st day of January, 2001 by and between PRINCETON BIOMEDITECH CORP., a New Jersey corporation with a principal place of business located at 4242 U.S. Route 1, Monmouth Junction, New Jersey 08852-1905 ("PBM"), and WORLDWIDE MEDICAL CORPORATION, a Delaware corporation authorized to do business in California with a principal place of business located at 13 Spectrum Pointe Drive, Lake Forest, California 92630 ("Worldwide"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note (as hereinafter defined).

        WHEREAS, Worldwide is indebted to PBM for product supplied to Worldwide by PBM; and

        WHEREAS, Worldwide has requested that PBM forbear in pursuing any and all legal remedies against Worldwide to which it might be entitled on account of the aforementioned indebtedness; and

        WHEREAS, subject to the execution and delivery of this Agreement and Worldwide's adherence to the terms and conditions hereof, as well as its adherence to the terms and conditions of the Note, PBM has agreed to forebear pursuing any and all such legal remedies against Worldwide; and

        WHEREAS, in connection with such forbearance, Worldwide has executed a Convertible Secured Promissory Note of even date herewith in favor of PBM in the principal amount of Six Hundred Thirty-One Thousand Five Hundred Thirteen Dollars and Thirty-Seven Cents ($631,513.37) (the "Note"), the terms of which are incorporated herein by reference and made a part hereof; and

        WHEREAS, to secure payment and performance of Worldwide's duties and obligations under the Note, Worldwide has agreed to grant PBM a security interest in one million five hundred fifteen thousand (1,515,000) shares of Worldwide's Common Stock (as defined in the Note), together with a security interest in all of Worldwide's "Tangible and Intangible Personal Property" (as hereinafter defined), subject to the terms and conditions set forth herein and in the Note;

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Worldwide and PBM, intending to be legally bound hereby, agree as follows:


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1. SECURITY INTEREST.

               (a) TO SECURE PAYMENT AND PERFORMANCE OF WORLDWIDE'S "OBLIGATIONS" (AS HEREINAFTER DEFINED) UNDER THE NOTE, WORLDWIDE HEREBY PLEDGES, ASSIGNS, TRANSFERS AND GRANTS TO PBM A CONTINUING SECURITY INTEREST IN THE
FOLLOWING:

                      (i) ONE MILLION FIVE HUNDRED FIFTEEN THOUSAND (1,515,000) SHARES OF WORLDWIDE'S COMMON STOCK TOGETHER WITH THE DIVIDENDS, RIGHTS, OPTIONS, ISSUES, PRODUCTS, PROCEEDS AND PROFITS THEREFROM (COLLECTIVELY, THE "COLLATERAL SHARES"). THE INTEREST OF PBM IN THE COLLATERAL SHARES IS A FIRST PRIORITY LIEN AND SECURITY INTEREST IN AND TO THE COLLATERAL SHARES. IN ADDITION TO A STOCK CERTIFICATE REPRESENTING THE COLLATERAL SHARES, WORLDWIDE SHALL DELIVER TO THE COLLATERAL AGENT WORLDWIDE'S UNDATED ASSIGNMENT SEPARATE FROM SUCH CERTIFICATE EXECUTED IN BLANK, TOGETHER WITH SUCH OTHER ASSIGNMENTS, AGREEMENTS, INSTRUMENTS AND DOCUMENTS (COLLECTIVELY, THE "ASSIGNMENT DOCUMENTATION") AS PBM FROM TIME TO TIME MAY REASONABLY REQUIRE AND AS MAY BE NECESSARY OR EXPEDIENT TO FACILITATE THE TRANSFER THEREOF. THE COLLATERAL SHARES AND THE ASSIGNMENT DOCUMENTATION SHALL BE HELD AND DISTRIBUTED BY THE COLLATERAL AGENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE NOTE AND THIS AGREEMENT; AND

                      (ii) All of "Worldwide's Property", which shall refer to all of Worldwide's "Tangible and Intangible Personal Property" which, for purposes of this Agreement, shall mean all such property located at 13 Spectrum Pointe Drive, Lake Forest, California 92630, and all other tangible and intangible personal property of Worldwide wherever located, including, without limitation, all "Goods," "Fixtures," "Accounts," "Chattel Paper," "Contracts," "Documents," "Equipment," "General Intangibles," "Instruments" and "Inventory," (as those terms are defined hereinbelow), together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and "Proceeds" (as hereinafter defined) thereof. The interest of PBM in and to Worldwide's Property is a first priority lien and security interest in and to Worldwide's Property subject, however, to the rights of the Other Lender in respect of the Senior Debt (as defined in the Note).

               (b) The Collateral Shares and Worldwide's Property referenced by Subparagraphs (a)(i) and (a)(ii) of this Section, respectively, shall hereinafter collectively be referred to as the "Collateral".

               (c) Worldwide expressly understands and agrees that the security interests granted to PBM hereunder shall remain as security for payment and performance of Worldwide's Obligations, whether now existing or that may hereafter be incurred by future advances or otherwise. Notice of the continuing grant of these security interests shall, therefore, not be required to be stated on the face of any document representing any such Obligations, nor otherwise identify such document as being secured hereby.

2. DEFINITIONS. THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

               (a) "Accounts" means all accounts, as that term is defined in
Article 9 of the Uniform Commercial Code as in effect from time-to-time in the State of California (the "UCC"), and, in any event, shall include any right to payment held by Worldwide, whether in the form of accounts receivable, notes, drafts, acceptances, letters of


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credit (including proceeds of letters of credit) or other forms of obligations and receivables, now owned or hereafter received or acquired by or belonging or owing to Worldwide (including, without limitation, under any trade name, style or division thereof) for Inventory sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all Proceeds thereof, whether cash Proceeds or otherwise, including, without limitation, all right, title and interest of Worldwide in the Inventory which gave rise to any such Accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, rejected or repossessed Inventory or other goods;

               (b) "Chattel Paper" means all chattel paper, as that term is defined in Article 9 of the UCC, and, in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Worldwide;

               (c) "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which Worldwide may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

               (d) "Documents" means all documents, as that term is defined in
Article 9 of the UCC;

               (e) "Equipment" means all equipment, as that term is defined in
Article 9 of the UCC and, in any event, shall include, without limitation, all healthcare and diagnostic related equipment, furnishings, and computers and other electronic data processing and other office equipment, including, but not limited to, the items of Equipment listed on Exhibit A attached hereto and made a part hereof, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, and all Contracts, contract rights and Chattel Paper arising out of any lease of any of the foregoing;

               (f) "Fixtures" means all fixtures, as that term is defined in
Article 9 of the UCC;

               (g) "General Intangibles" means all general intangibles, as that term is defined in Article 9 of the UCC, and, in any event, shall include all right, title and interest which Worldwide may now or hereafter have in or under any Contract, all customer lists, trademarks, patents, rights in intellectual property, interests in corporations, limited liability companies, partnerships, joint ventures and other business associations, licenses, permits,


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copyrights, trade secrets, proprietary or confidential information, inventions
(whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, FDA approvals, permits and authorizations, unfilled customer purchase orders, goodwill (including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license), claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification;

               (h) "Goods" means all goods, as that term is defined in Article 2 of the UCC;

               (i) "Instruments" means all instruments, as that term is defined in Article 9 of the UCC, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to the payment of money and is not itself an instrument that constitutes, or is a part of a group or writings that constitute, Chattel Paper, and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by Worldwide;

               (j) "Inventory" means all inventory, as that term is defined in
Article 9 of the UCC, wherever located, and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of Worldwide for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Worldwide's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Worldwide or is held by Worldwide or by others for Worldwide's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Worldwide or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons;

               (k) "Loan Documents" means this Agreement, and any and all agreements, notes, guaranties, instruments, security agreements, mortgages, assignments, and documents evidencing, governing, securing or relating in any way to any of the Obligations, including without limitation, that certain Note in the original principal amount of $631,513.37 from Worldwide in favor of PBM of even date herewith and that certain Form UCC-1 Financing Statement executed by the parties of even date herewith;

               (l) "Obligations" means any and all indebtedness, obligations,


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liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms and conditions of whatever kind with regard to the Loan Documents, whether due or to become due, absolute or contingent, now existing or hereafter incurred or arising, whether or not otherwise guaranteed or secured and whether evidenced by any note or draft or documented on the books and records of PBM or otherwise on open account, including without limitation, all costs, expenses, fees, charges and attorneys' and other professional fees incurred by PBM in connection with, involving or related to the administration, protection, modification, collection, enforcement, preservation or defense of any of PBM's rights with respect to any of the Obligations, the Collateral or any agreement, instrument or document evidencing, governing, securing or relating to any of the foregoing, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, and in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and any renegotiation or restructuring of any of the Obligations; and

               (m) "Proceeds" means all proceeds, as that term is defined in
Article 9 of the UCC, and, in any event, shall include (a) any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to Worldwide from time-to-time in respect of any of the foregoing collateral security, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Worldwide from time-to-time with respect to any of the collateral security, (c) any and all payments (in any form whatsoever) made or due and payable to Worldwide from time-to-time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security.

3. WORLDWIDE'S REPRESENTATIONS AND WARRANTIES. WORLDWIDE MAKES THE FOLLOWING REPRESENTATIONS AND WARRANTIES HEREUNDER AND UPON WHICH PBM RELIES:

               (a) Authority. Worldwide has full power and authority to enter into and perform the Obligations under this Agreement, to execute and deliver the Loan Documents and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents.

               (b) Binding Agreements. This Agreement and the other Loan Documents constitute the valid and legally binding obligations of Worldwide, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

               (c) No Conflicting Law or Agreements. The execution, delivery and performance by Worldwide of this Agreement and the other Loan Documents: (i)


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do not violate any provision of the bylaws of Worldwide, (ii) do not violate any order, decree or judgment, or any provision of any statute, rule or regulation,
(iii) do not violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any mortgage, indenture, contract or other agreement to which Worldwide is a party, or by which any of Worldwide's properties are bound, or (iv) except for the lien granted to PBM hereunder, do not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Worldwide.

               (d) Collateral. Worldwide is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims, except for (i) the liens granted to PBM hereunder; (ii) the interest in the Collateral granted to the Other Lender for the Senior Debt (as such terms are defined in the Note); and (iii) liens granted to providers of office equipment lease financing for Worldwide's office equipment. Worldwide is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to PBM. All documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract. None of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations. All documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms. Worldwide agrees to defend the Collateral against the claims of all persons other than PBM, except as expressly reserved or otherwise provided herein.

4. AFFIRMATIVE COVENANTS OF WORLDWIDE. WORLDWIDE COVENANTS AND AGREES THAT FROM THE DATE HEREOF UNTIL FULL AND FINAL PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS WORLDWIDE SHALL:

               (a) Financial Information. Deliver to PBM promptly upon PBM's request, such documentation and information about Worldwide's financial condition, business and/or operations as PBM may, at any time and from time to time, reasonably request, including without limitation, monthly unaudited interim, quarterly unaudited interim and annual audited or unaudited financial statements, records relating to Paid Sales (as defined in the Note), federal and state income tax returns and all schedules thereto, aging reports of Worldwide's Accounts Receivable, documentation relating to Senior Debt, a listing of Worldwide's Inventory and Equipment, and such other records and documentation as shall reasonably related to PBM's interest as a secured creditor of Worldwide under the terms of the Note.

               (b) Insurance and Endorsement. (i) Keep the Collateral and Worldwide's other properties insured against loss or damage by fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to PBM to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law; (ii) All insurance shall contain such terms, be in such form, and be for such periods as are reasonably satisfactory to PBM, and be written by such carriers


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duly licensed by the State of California. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without ten
(10) days' prior written notice to PBM. Worldwide shall cause PBM to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance acceptable to PBM on all such insurance. In the event of a failure to provide and maintain insurance as herein provided, PBM may, at its option after having giving five (5) days prior written notice of intent to do so, provide such insurance and charge the amount thereof to Worldwide. Worldwide shall furnish to PBM certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Worldwide hereby irrevocably appoints PBM as its attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance and execute all documents, checks and drafts in connection with payment of the insurance. Any Proceeds received by PBM shall be applied to the Obligations or shall be remitted to Worldwide, in either event at PBM's reasonable discretion.

               (c) Tax and Other Liens. Comply with all statutes and government regulations and pay all taxes (including withholdings), assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against Worldwide or its properties.

               (d) Inspections. Upon reasonable notice and during normal business hours, allow PBM by or through any of their officers, and/or accountants designated by PBM, to enter the offices of Worldwide to examine or inspect any of the properties, books and records or extracts therefrom relating to Worldwide's financial or business conditions and to discuss the affairs, finances and accounts thereof with Worldwide all at such reasonable times and as often as PBM or any such representative of PBM may reasonably request, all solely to provide such assurances as PBM may reasonably require that Worldwide is adhering to the terms and conditions of the Loan Documents.

               (e) Litigation. Promptly advise PBM of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (collectively, "Litigation"), which is instituted against Worldwide.

               (f) Maintenance of Existence. Maintain its corporate existence, and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Worldwide shall immediately notify PBM of any event causing material loss in the value of its assets.

               (g) Collateral Duties. Do whatever PBM may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and Worldwide will take any and all steps and observe such formalities as PBM may reasonably request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral (subject to the Senior Debt). PBM is authorized to file financing statements without the signature of Worldwide


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and to execute and file such financing statements on behalf of Worldwide as specified by the UCC to perfect or maintain PBM's security interest in all of the Collateral.

               (h) Notice of Default. Provide to PBM, not later than five (5) business days after becoming aware of the occurrence or existence of an Event of Default (as defined in the Note) or a condition which would constitute an Event of Default but for the giving of notice or passage of time on both, notice in writing of such Event of Default or condition.

               (i) Maintenance of Current Public Information. Worldwide agrees to use its best efforts to make available "adequate current public information" concerning itself within the meaning of Rule 144(c) promulgated under the Securities Act of 1933, as amended. Notwithstanding anything herein to the contrary, this covenant shall continue until the 15th month after the payment in full of the Obligations and shall survive the termination of this Agreement.

5. NEGATIVE COVENANTS OF WORLDWIDE. WORLDWIDE COVENANTS AND AGREES THAT FROM THE DATE HEREOF UNTIL FULL AND FINAL PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS, WORLDWIDE SHALL NOT WITHOUT THE PRIOR WRITTEN CONSENT OF PBM, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED:

               (a) Encumbrances. Incur or permit to exist any lien, mortgage, charge or other encumbrance against any of the Collateral, whether now owned or hereafter acquired, except: (i) liens required or expressly permitted by the Loan Documents; (ii) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance; and (iii) tax liens which are being contested in good faith against which, if reasonably requested by PBM, Worldwide shall set up a cash reserve or post a surety bond in an amount equal to the total amount of the lien being contested.

               (b) Maintenance of Collateral. Permit to incur or suffer any loss, theft, substantial damage or destruction of any of the Collateral which is not immediately replaced with Collateral of equal or greater value, or which is not fully covered by insurance, the proceeds of which shall have been endorsed over to PBM in accordance with Section 4(b) hereof.


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        6. Additional Rights of PBM.

               (a) Upon the occurrence of an Event of Default as defined in the Note, Worldwide hereby constitutes and appoints PBM (and any officer of PBM, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in PBM's or Worldwide's name and at Worldwide's expense, and Worldwide hereby ratifies and confirms all actions so taken:

                      (i) Evidence of Liens. PBM may execute such financing statements and other documents and take such other actions as PBM deems reasonably necessary or proper in order to create, perfect or continue the security interest and other liens provided for by this Security Agreement, and PBM may file the same (or a photocopy of this Security Agreement or of any financing statement signed by Worldwide) in any appropriate governmental office.

                      (ii) Preservation of Collateral. PBM may take any and all action that it deems reasonably necessary or proper to preserve its interest in the Collateral, including, without limitation, the payment of debts of Worldwide, which, if unpaid, might materially impair the Collateral or PBM's security interest therein; the purchase of insurance on the Collateral, if Worldwide shall not then have in effect one or more policies of insurance reasonably adequate to protect PBM's security interest therein; the repair or safeguarding of the Collateral; or the payment of taxes, assessments or other liens thereon. All sums so expended by PBM shall be added to the Obligations, shall be secured by the Collateral, and shall be payable thirty (30) days following PBM's written demand.

                      (iii) PBM's Right to Cure. In the event Worldwide fails to perform any of its obligations, then PBM may perform the same but shall not be obligated to do so. All sums so expended by PBM shall be added to the Obligations, shall be secured by the Collateral, and shall be payable thirty
(30) days following PBM's written demand.

                      (iv) Verification of Accounts. PBM may test verifications of any and all Accounts in any standard manner and through any recognized medium PBM considers reasonable; provided, however, that such verifications shall neither interfere nor have the prospect to interfere with the business or prospects of Worldwide. Worldwide shall render any reasonable assistance upon the written request therefor by PBM.

                      (v) Proofs of Loss. Upon ten (10) days' prior written notice to Worldwide, PBM may file proofs of loss with respect to any of the Collateral with the appropriate insurer and may endorse any checks or drafts constituting insurance proceeds.

                      (vi) Collections; Modification or Terms. Upon the occurrence and continuance of any Event of Default, PBM may demand, sue for, collect and give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper including, without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Worldwide and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Security Agreement.


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                      (vii) Notification of Account Debtors. Upon the occurrence and continuance of any Event of Default and upon ten (10) days' prior written notice to Worldwide, PBM may notify the account debtors of Worldwide on any of the Accounts to make payment directly to PBM and PBM may endorse all items of payment received by it which are payable to Worldwide and properly account to Worldwide for all such transactions.

                      (viii) Endorsements. Upon the occurrence and continuance of any Event of Default and upon ten (10) days' prior written notice to Worldwide, PBM may endorse Worldwide's name on checks, notes, acceptances, drafts, invoices, bills of lading and any other documents or instruments requiring Worldwide's endorsement and properly account to Worldwide for all such transactions.

               (b) Worldwide covenants and agrees that the power of attorney granted by the foregoing subsection (a) is coupled with an interest and shall be irrevocable so long as this Security Agreement is in force; that said powers are granted solely for the protection of PBM's interest and that PBM shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within PBM's reasonable discretion.


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7. REMEDIES OF PBM IN RESPECT OF THE COLLATERAL SHARES.

               (a) UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT (AS DEFINED IN THE NOTE), PBM SHALL HAVE THE RIGHT TO DECLARE ALL OF THE OBLIGATIONS TO BE IMMEDIATELY DUE AND PAYABLE AND SHALL THEN, IN RESPECT ONLY OF THE COLLATERAL SHARES, HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OR UNDER ANY OTHER APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO TAKE POSSESSION OF THE COLLATERAL SHARES. FOLLOWING AN EVENT OF DEFAULT, PBM SHALL HAVE THE RIGHT TO IMMEDIATELY MAKE WRITTEN DEMAND UPON THE COLLATERAL AGENT TO DELIVER THE COLLATERAL SHARES AND THE ASSIGNMENT DOCUMENTATION TO PBM. NOT LATER THAN FIVE (5) DAYS AFTER THE COLLATERAL AGENT'S RECEIPT OF SUCH WRITTEN DEMAND, THE COLLATERAL AGENT SHALL MAKE DELIVERY, IN ACCORDANCE WITH PBM'S DEMAND, OF THE CERTIFICATE REPRESENTING THE COLLATERAL SHARES TOGETHER WITH THE ASSIGNMENT DOCUMENTATION IN BLANK OR COMPLETED AS PBM SHALL HAVE SPECIFIED UNLESS, PRIOR TO THE END OF SUCH FIVE (5) DAY PERIOD, WORLDWIDE SHALL HAVE GIVEN WRITTEN NOTICE TO THE COLLATERAL AGENT AND TO PBM IN GOOD FAITH DISPUTING THE OCCURRENCE OF THE EVENT OF DEFAULT AND DIRECTING THE COLLATERAL AGENT TO WITHHOLD THE DELIVERY OF THE COLLATERAL SHARES AND THE ASSIGNMENT DOCUMENTATION. UPON RECEIPT OF SUCH WRITTEN NOTICE FROM WORLDWIDE, THE COLLATERAL AGENT SHALL NOT DELIVER THE COLLATERAL SHARES AND THE ASSIGNMENT DOCUMENTATION TO ANY PERSON OTHER THAN INTO COURT UNTIL THE CONTROVERSY SHALL HAVE BEEN SETTLED EITHER BY AN AGREEMENT OR BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. EACH PARTY SHALL BE ENTITLED TO REIMBURSEMENT BY THE OTHER OF ITS REASONABLE ATTORNEYS FEES AND COSTS AND OTHER REASONABLE EXPENSES INCURRED IN THE EVENT THAT A COURT OF COMPETENT JURISDICTION SHALL DETERMINE IN ITS FAVOR (THAT IS, AS TO PBM, THAT AN EVENT OF DEFAULT SHALL HAVE OCCURRED FOLLOWING WORLDWIDE'S DISPUTE OF SAME; AND THAT IS, AS TO WORLDWIDE, THAT AN EVENT OF DEFAULT SHALL NOT HAVE OCCURRED), NOTWITHSTANDING A PARTY'S GOOD FAITH IN ASSERTING THE EXISTENCE OF AN EVENT OF DEFAULT (IN THE CASE OF PBM) OR THE ABSENCE THEREOF (IN THE CASE OF WORLDWIDE).

               (b) UPON THE DELIVERY TO PBM OF THE COLLATERAL SHARES AND THE ASSIGNMENT DOCUMENTATION PURSUANT TO SECTION 7(a) ABOVE, PBM MAY DATE ANY OF THE ASSIGNMENT DOCUMENTS AND PARTICIPATE AS THE OWNER OF THE COLLATERAL SHARES IN THE ELECTION OF DIRECTORS AND MAY EXERCISE SUCH OTHER RIGHTS AS A STOCKHOLDER OF WORLDWIDE AS IT MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, SEE FIT. IN ADDITION TO THE FOREGOING REMEDIES, PBM MAY BE THE PURCHASER OF ANY OR ALL OF THE COLLATERAL SHARES SOLD AT ANY PUBLIC OR PRIVATE SALE AND THEREAFTER HOLD THE SAME, ABSOLUTELY, FREE AND CLEAR OF AND FROM ANY AND ALL CLAIMS OR RIGHTS OF ANY KIND WHATSOEVER. WORLDWIDE HEREBY ACKNOWLEDGES AND AGREES THAT TEN DAYS' NOTICE SHALL BE DEEMED COMMERCIALLY REASONABLE NOTICE WITH RESPECT TO THE TIME AND PLACE OF ANY PUBLIC SALE OR THE TIME AFTER WHICH ANY PRIVATE SALE OR ANY OTHER INTENDED DISPOSITION OF THE COLLATERAL SHARES IS TO BE MADE, AND, IN THE CASE OF ANY NOTICE TO WORLDWIDE OF A PRIVATE SALE, SUCH NOTICE SHALL ADVISE WORLDWIDE OF THE TERMS AND CONDITIONS OF THE SALE AS ARE THEN KNOWN TO PBM. RECOGNIZING THE POSSIBILITY THAT THERE MAY BE NO ADEQUATE MARKET FOR THE COLLATERAL SHARES OR THAT THE SALE OF THE COLLATERAL SHARES MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER OTHER STATE OR FEDERAL LAWS RELATING TO SECURITIES, WORLDWIDE SPECIFICALLY AUTHORIZES (i) A PRIVATE SALE OF ALL OR ANY OF THE COLLATERAL SHARES WITHOUT ATTEMPTS BY PBM TO APPROACH MORE THAN ONE POSSIBLE PURCHASER AND (ii) PBM'S RIGHT, WITHOUT THE SALE OF ANY OF THE COLLATERAL SHARES, TO VOTE ANY OF THE COLLATERAL SHARES FOR THE SALE, TRANSFER OR EXCHANGE OF ASSETS AND/OR LIQUIDATION OR DISSOLUTION OF WORLDWIDE.


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
               (c) THE PROCEEDS OF ANY SALE OF ANY OF THE COLLATERAL SHARES SHALL BE APPLIED TO EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES TO THE FULLEST EXTENT ALLOWABLE BY LAW, REASONABLY INCURRED IN CONNECTION WITH SUCH SALES, THE COLLECTION OF THE NOTE, AND THE PROSECUTION OR DEFENSE OF ANY PROCEEDING RELATED THERETO, AND THEN TO THE PAYMENT OR SATISFACTION OF THE NOTE. IN THE EVENT THE PROCEEDS OF ANY SALE, LEASE OR OTHER DISPOSITION OF THE COLLATERAL HEREUNDER, INCLUDING WITHOUT LIMITATION, THE PROCEEDS FROM THE COLLECTION OF ACCOUNTS, ARE INSUFFICIENT TO PAY ALL OF THE OBLIGATIONS IN FULL, WORLDWIDE WILL BE LIABLE FOR THE DEFICIENCY, TOGETHER WITH INTEREST THEREON, AT THE MAXIMUM RATE ALLOWABLE BY LAW, AND THE COSTS AND EXPENSES OF COLLECTION OF SUCH DEFICIENCY, INCLUDING (TO THE EXTENT PERMITTED BY LAW) WITHOUT LIMITATION, ATTORNEY'S FEES, EXPENSES AND DISBURSEMENTS. FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT AND UNLESS AND UNTIL THE NOTE HAS BEEN FULLY PAID AND SATISFIED, PBM SHALL BE ENTITLED TO ACT WITH RESPECT TO THE COLLATERAL SHARES IN ALL MATTERS OR EVENTS, AND TO EXERCISE ALL RIGHTS AND PRIVILEGES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AS AN ABSOLUTE OWNER OF THE COLLATERAL SHARES AND TO HOLD ALL PROCEEDS FROM THE SALE THEREOF AS PART OF THE COLLATERAL HEREUNDER.

8. REMEDIES OF PBM IN RESPECT OF THE COLLATERAL. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT THAT IS OF A NATURE THAT IS EXPRESSLY SET FORTH IN ANY OF SECTIONS 5(b), 5(c), 5(d) OR 5(e) OF THE NOTE, PBM SHALL HAVE THE RIGHT TO DECLARE ALL OF THE OBLIGATIONS TO BE IMMEDIATELY DUE AND PAYABLE AND SHALL THEN AS RESPECTS ANY AND ALL OF THE COLLATERAL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OR UNDER ANY OTHER APPLICABLE LAW. IN ADDITION, PBM SHALL BE ENTITLED TO THE RIGHTS AND REMEDIES, AND WORLDWIDE SHALL HAVE THE OBLIGATIONS, SET FORTH BELOW:

               (a) PBM may enter upon the premises where any of the Collateral is located and take possession of, and at PBM's option remove, any or all thereof.

               (b) Upon notice from PBM, Worldwide shall promptly at its expense assemble any or all of the Collateral and make it available at a reasonably convenient place designated by PBM.

               (c) PBM may, with or without judicial process, sell, lease or otherwise dispose of any or all of the Collateral at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times and places, with or without having the Collateral at the place of sale or other disposition, to such persons or entities, for cash or credit or for future delivery and upon such other terms, as PBM may in its discretion deem best in each such matter. The purchaser of any of the Collateral at any such sale shall hold the same free of any equity of redemption of other right or claim of Worldwide, all of which, together with all rights, of stay, exemption or appraisal under any statute or other law now or hereafter in effect, Worldwide hereby unconditionally waives to the fullest extent permitted by law. If any of the Collateral is sold on credit or for future delivery, PBM shall not be liable for the failure of the purchaser to pay for same and, in the event of such failure, PBM may resell such Collateral.

               (d) Worldwide further agrees that notice of the time after which any private sale or other intended disposition or action relating to any of the Collateral is to be made or taken, shall be deemed commercially reasonable notice thereof, and shall satisfy the requirements of any applicable statute or other law, if such notice is delivered or mailed (by ordinary first class


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
mail, postage prepaid) not less than ten (10) business days prior to the date of the sale, disposition or other action to which the notice related. PBM shall not be obligated to make any sale or other disposition or take other action pursuant to such notice and may, with similar notice or publication, adjourn or postpone any public or private sale or other disposition or action by announcement at the time and place fixed therefor, and such sale, disposition or action may be held or accomplished at any time or place to which the same may be so adjourned or postponed.

               (e) PBM may purchase any or all of the Collateral at any public sale and may purchase at private sale any of the Collateral that is of a type customarily sold in a recognized market or the subject of widely distributed price quotations or as may be further permitted by law. PBM may make payment of the purchase price for any Collateral by credit against the then outstanding amount of the Obligations.

               (f) PBM may at its discretion retain any or all of the Collateral and apply the same, at fair market value, in satisfaction of part or all of the Obligations.

               (g) Any cash proceeds of sale, lease or other disposition of Collateral shall be applied as follows:

                      First: To the reasonable expenses of collecting, enforcing, safeguarding, holding and disposing of Collateral, and to other reasonable expenses of PBM in connection with the enforcement of this Security Agreement, the Note, or the Loan Documents including, without limitation, court costs and the reasonable fees of attorneys, accountants and appraisers;

                      Second: Any surplus then remaining to the payment of the Obligations; and

                      Third: Any surplus then remaining to Worldwide or whoever may be lawfully entitled thereto.

               (h) Worldwide agrees that, in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral:

                      (i) Worldwide waives the right to a trial by jury and all defenses and right to interpose any setoff or counterclaim of any nature, except and only to the extent such defense pertains to the existence of an Event of Default;

                      (ii) Worldwide consents to the jurisdiction of any court of the State of California and of any federal court located in California, and Worldwide waives any right to object to such court as a forum inconvenient to Worldwide;

                      (iii) Worldwide agrees that PBM shall be entitled to sell or otherwise deal with any or all of the Collateral, in any order or simultaneously as PBM shall determine in its reasonable discretion, free of any requirement for the marshalling of assets or other restriction upon PBM in dealing with the Collateral.

        9. Costs and Expenses. Upon the occurrence of an Event of Default as defined in the Note, Worldwide agrees to pay on demand all of PBM's reasonable expenses in collecting,


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
enforcing, safeguarding, holding and disposing of Collateral, and all other losses, costs and expenses incurred by PBM in connection with the enforcement of this Security Agreement, the Note or the Loan Documents, or in connection with legal advice relating to the rights or responsibilities of PBM under any thereof (including in each case, without limitation, the reasonable fees and out-of-pocket expenses of attorneys, accountants and appraisers).

        With respect to any amount advanced by PBM and required to be reimbursed by Worldwide pursuant to any provision of this Security Agreement, Worldwide shall also pay PBM interest on such amount at the rate from time to time applicable to overdue principal of the Note from the date on which Worldwide receives written notice of the expenditure to the date of reimbursement. Worldwide's obligations under this Section 9 shall survive payment of the Note and the other Obligations.

10. WAIVERS; ETC. WORLDWIDE HEREBY WAIVES PRESENTMENT, DEMAND, NOTICE, PROTEST AND ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THIS AGREEMENT OR THE ENFORCEMENT OF PBM'S RIGHTS HEREUNDER OR IN CONNECTION WITH ANY OBLIGATIONS OR ANY COLLATERAL; AND CONSENTS TO AND WAIVES NOTICE OF: (a) THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT OR OTHER INDULGENCES TO WORLDWIDE OR TO ANY ACCOUNT DEBTOR IN RESPECT OF ANY ACCOUNT RECEIVABLE OF WORLDWIDE; (b) SUBSTITUTION, RELEASE OR SURRENDER OF ANY COLLATERAL; (c) THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY OF THE OBLIGATIONS OR ON ANY ACCOUNT RECEIVABLE OR OTHER COLLATERAL; AND (d) THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY OBLIGATIONS OR ON ANY ACCOUNT RECEIVABLE OR OTHER COLLATERAL AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF PBM IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY SUCH FUTURE OCCASION. WORLDWIDE'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY, KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

11. TERMINATION; ASSIGNMENT; ETC. THIS AGREEMENT AND THE SECURITY INTEREST IN THE COLLATERAL CREATED HEREBY SHALL TERMINATE WHEN ALL OF THE OBLIGATIONS HAVE BEEN PAID AND FINALLY DISCHARGED IN FULL. NO WAIVER BY PBM OR BY ANY OTHER HOLDER OF THE OBLIGATIONS OF ANY DEFAULT SHALL BE EFFECTIVE UNLESS IN WRITING SIGNED BY PBM NOR SHALL ANY WAIVER GRANTED ON ANY ONE OCCASION OPERATE AS A WAIVER OF ANY OTHER DEFAULT OR OF THE SAME DEFAULT ON A FUTURE OCCASION. IN THE EVENT OF A SALE OR ASSIGNMENT BY PBM OF ALL OR ANY OF THE OBLIGATIONS HELD BY PBM, PBM MAY NOT ASSIGN OR TRANSFER ITS RESPECTIVE RIGHTS AND INTERESTS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO THE PURCHASER OR PURCHASERS OF SUCH OBLIGATIONS; ACCORDINGLY, SUCH PURCHASER OR PURCHASERS SHALL BECOME VESTED WITH ALL OF THE POWERS AND RIGHTS HEREUNDER FURTHER, NO SALE OR ASSIGNMENT SHALL ACT TO RELEASE OR DISCHARGE, IN WHOLE OR IN PART, PBM FROM ANY LIABILITY OR RESPONSIBILITY HEREUNDER WITH RESPECT TO THE RIGHTS AND INTERESTS SO ASSIGNED.

12. MISCELLANEOUS.

               (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon PBM and Worldwide and their respective successors and


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
assigns.

               (b) Changes. Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of Worldwide and PBM.

               (c) Notices. All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile to the fax number set forth below or by hand, sent via a reputable overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid to Worldwide;

       If to Worldwide:

       Worldwide Medical Corporation
       13 Spectrum Pointe Drive
       Lake Forest, California 92630
       Attention: Daniel G. McGuire, President
       Fax No.: (949) 595-0575

       With a copy to:
       (which shall not constitute notice)

       Bryan Cave LLP
       2020 Main Street, Suite 600
       Irvine, California 92614
       Attention: Randolf W. Katz, Esquire
       Fax Number: (949) 223-7100

       If to PBM:

       Princeton BioMeditech Corp.
       4242 U.S. Route 1
       Monmouth Junction, New Jersey 08852-1905
       Attention: Dr. Jemo Kang
       Fax No.: (732) 274-1010

                            With a copy to:

                            (which shall not constitute notice)

                            Fox, Rothschild, O'Brien & Frankel
                            997 Lenox Drive
                            Building 3
                            Lawrenceville, New Jersey 08648
                            Attention: Jeffrey H. Nicholas, Esquire
                            Fax No.: (609) 896-1469

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California notwithstanding any conflict-of-laws doctrines of such state or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring constructions against the draftsman. The parties agree to submit to the jurisdiction and venue of the sate and federal courts of Orange County, California, for the purposes of resolving disputes hereunder and authorize any such action to be instituted and prosecuted exclusively in the Superior Court of the State of California or, if appropriate, the United States District Court for the Central District of California.

               (e) Breach. Worldwide agrees to pay all costs of enforcement, including reasonable attorney's fees and legal expenses incurred by PBM in the event that Worldwide fails to comply with or otherwise breaches this Agreement.

               (f) Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Agreement, all of which are declared severable.

               (g) Headings. The headings used in this Agreement are solely for convenience of reference and shall not affect its interpretation.

               (h) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

               (i) Gender and Number. Wherever from the context of this Agreement it appears appropriate, each term stated in either the singular or the plural shall


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
include the singular or the plural, and pronouns sated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

               (j) Conflict. In the event of any conflict between the terms of any of the Loan Documents, including, but not limited to, this Agreement and the Note, the terms of the Note shall control.

               (k) Entire Understanding. Except as expressly reserved or otherwise provided herein, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

               (l) Jury Waiver. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE PARTIES' RESPECTIVE RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE PARTIES ACKNOWLEDGE THAT EACH MADE THIS WAIVER VOLUNTARILY, INTELLIGENTLY, KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

               (m) Counterparts. This Agreement may be executed in any number of counterparts, including separate counterparts, all of which when taken together, shall constitute one instrument.

        Signed as of the date first above written.

WITNESSES:                              WORLDWIDE MEDICAL CORPORATION

                                        By:
----------------------------------          ------------------------------------
                                            Daniel McGuire, President

                                        PRINCETON BIOMEDITECH CORP.

                                        By:
----------------------------------          ------------------------------------
                                            Jemo Kang, President

STATE OF CALIFORNIA   )
                      )      ss.
COUNTY OF             )

The foregoing instrument was acknowledged before me this ______ day of __________, 2001, by Daniel McGuire, President of Worldwide Medical Corporation, a Delaware corporation.

                                            ------------------------------------
                                            Notary Public
                                            My commission expires:
                                                                  --------------

                                    Exhibit A

1.      Security Interest.

        A. Stock. One million five hundred fifteen thousand (1,515,000) shares of the Debtor's Common Stock together with the dividends, rights, options, issues, products, proceeds and profits therefrom (collectively, the "Collateral Shares"). The interest of the Secured Party in the Collateral Shares is a first priority lien and security interest in and to the Collateral Shares. In addition to a stock certificate representing the Collateral Shares, the Debtor shall deliver to the Collateral Agent (as that term is defined in the Collateral Agent Agreement between the Debtor and the Secured Party) the Debtor's undated assignment separate from such certificate executed in blank, together with such other assignments, agreements, instruments and documents (collectively, the "Assignment Documentation") as the Secured Party from time to time may reasonably require and as may be necessary or expedient to facilitate the transfer thereof. The Collateral Shares and the Assignment Documentation shall be held and distributed by the Collateral Agent in accordance with the terms and conditions of the Convertible Secured Promissory Note of the Debtor in favor of the Secured Party, executed on May 8, 2001, to be effective as of January 1, 2001 (the "Note"), and the related Security Agreement, executed and effective as of such dates (the "Security Agreement").

        B. The Debtor's Property. All of the Debtor's Property, which shall refer to all of the Debtor's "Tangible and Intangible Personal Property" which, for purposes of the Security Agreement and this UCC-1 Financing Statement, shall mean all such property located at 13 Spectrum Pointe Drive, Lake Forest, California 92630, and all other tangible and intangible personal property of the Debtor wherever located, including, without limitation, all "Goods," "Fixtures," "Accounts," "Chattel Paper," "Contracts," "Documents," "Equipment," "General Intangibles," "Instruments" and "Inventory," (as those terms are defined hereinbelow), together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and "Proceeds" (as hereinafter defined) thereof. The interest of the Secured Party in and to the Debtor's Property is a first priority lien and security interest in and to the Debtor's Property subject, however, to the rights of the "Other Lender" in respect of the "Senior Debt" (as defined in the Note).

2.      DEFINITIONS. THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

        A. "Accounts" means all accounts, as that term is defined in Article 9 of the Uniform Commercial Code as in effect from time-to-time in the State of California (the "UCC"), and, in any event, shall include any right to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances, letters of credit (including proceeds of letters of credit) or other forms of obligations and receivables, now owned or hereafter received or acquired by or belonging or owing to the Debtor (including, without limitation, under any trade name, style or division thereof) for Inventory sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all Proceeds thereof, whether cash Proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the Inventory which gave rise to any such Accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, rejected or repossessed Inventory or other goods;

        B. "Chattel Paper" means all chattel paper, as that term is defined in
Article 9 of the UCC, and, in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by the Debtor;

        C. "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

        D. "Documents" means all documents, as that term is defined in Article 9 of the UCC;

        E. "Equipment" means all equipment, as that term is defined in Article 9 of the UCC and, in any event, shall include, without limitation, all healthcare and diagnostic related equipment, furnishings, and computers and other electronic data processing and other office equipment, including, but not limited to, the items of Equipment listed on Schedule 2E attached hereto and made a part hereof, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, and all Contracts, contract rights and Chattel Paper arising out of any lease of any of the foregoing;

        F. "Fixtures" means all fixtures, as that term is defined in Article 9 of the UCC;

        G. "General Intangibles" means all general intangibles, as that term is defined in Article 9 of the UCC, and, in any event, shall include all right, title and interest which the Debtor may now or hereafter have in or under any Contract, all customer lists, trademarks, patents, rights in intellectual property, interests in corporations, limited liability companies, partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, FDA approvals, permits and authorizations, unfilled customer purchase orders, goodwill (including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license), claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification;

        H. "Goods" means all goods, as that term is defined in Article 2 of the UCC;

        I. "Instruments" means all instruments, as that term is defined in
Article 9 of the UCC, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to the payment of money and is not itself an instrument that constitutes, or is a part of a group or writings that constitute, Chattel Paper, and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by the Debtor;

        J. "Inventory" means all inventory, as that term is defined in Article 9 of the UCC, wherever located, and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Debtor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of the Debtor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons;

        K. "Loan Documents" means the Security Agreement, and any and all agreements, notes, guaranties, instruments, security agreements, mortgages, assignments, and documents evidencing, governing, securing or relating in any way to any of the Obligations, including without limitation, that certain Note in the original principal amount of $631,513.37 from the Debtor in favor of the Secured Party of even date herewith and that certain Form UCC-1 Financing Statement executed by the parties of even date herewith;

        L. "Obligations" means any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms and conditions of whatever kind with regard to the Loan Documents, whether due or to become due, absolute or contingent, now existing or hereafter incurred or arising, whether or not otherwise guaranteed or secured and whether evidenced by any note or draft or documented on the books and records of the Secured Party or otherwise on open account, including without limitation, all costs, expenses, fees, charges and attorneys' and other professional fees incurred by the Secured Party in connection with, involving or related to the administration, protection, modification, collection, enforcement, preservation or defense of any of the Secured Party's rights with respect to any of the Obligations, the Collateral or any agreement, instrument or document evidencing, governing, securing or relating to any of the foregoing, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, and in connection with any "workout" or


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
default resolution negotiations involving legal counsel or other professionals and any renegotiation or restructuring of any of the Obligations; and

        M. "Proceeds" means all proceeds, as that term is defined in Article 9 of the UCC, and, in any event, shall include (a) any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to the Debtor from time-to-time in respect of any of the foregoing collateral security, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time-to-time with respect to any of the collateral security, (c) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time-to-time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security.


                                       83